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                                  EXHIBIT 10.6


                             SUBSCRIPTION AGREEMENT

                                     BETWEEN

                           THEHEALTHCHANNEL.COM, INC.

                                       AND

                          LAGUNA PACIFIC PARTNERS, L.P.

                              DATED AUGUST 1, 2000


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THE SECURITIES DESCRIBED IN THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE LAW IS AVAILABLE.

                             SUBSCRIPTION AGREEMENT

        This Subscription Agreement is made by and between THEHEALTHCHANNEL.COM, INC., a Delaware corporation (the "Company") and RBC DOMINION (the "Investor") (collectively, the "Parties").

        The Parties hereto agree as follows:

                                    ARTICLE 1
                                 THE SECURITIES

               Section 1.01. THE SECURITIES. The securities offered hereby consist of one of the Company's Units (the "Units"), issuable at $250,000 per Unit, each Unit consisting of one 6% Secured Note, $250,000 principal amount (a "Unit Note"). The Unit Note shall be in substantially the form attached hereto as Exhibit A, the terms of which are hereby incorporated herein as if such Unit Note were fully set forth herein.

               Section 1.02. COLLATERAL. The obligations of the Company with respect to the Unit Notes, including, without limitation, the due and punctual payment of interest and principal and the registration requirements with respect to the securities underlying the Unit Note shall be secured pursuant to the terms of Exhibit B (the "Stock Pledge Agreement"). The terms and conditions of the Stock Pledge Agreement are hereby incorporated herein as if they were set forth herein in their entirety.

               Section 1.03. LEGENDS; REGISTRATION UNDER THE SECURITIES ACT OF 1933. As of the date of this Agreement, the Unit Note and the stock that is subject to the Stock Pledge Agreement (collectively, the "Unit Securities') have not been registered under the Securities Act of 1933, as amended (the "Act"). Each of the Unit Securities shall bear the following legend:

        THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED,

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        HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (i) AN
        EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE LAW IS AVAILABLE.

               Certain registration rights with respect to the Unit Securities are set forth in Exhibit A and Exhibit B attached hereto. This offering is not a public offering and is intended to be made pursuant to Section 4(2) of the Act and Regulation D as promulgated by the Securities and Exchange Commission ("SEC") under the Act. This offering is also intended to be exempt from the registration requirements of various state securities laws. A substantial number of state securities commissions and securities industry associations have established investor suitability standards for marketing private offerings of securities within their respective jurisdictions. Some have also established minimum dollar levels for purchases in their states. The Company shall comply with these restrictions to the extent applicable.

               Section 1.04. RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the SEC that may permit the sale of certain of the Unit Notes, Unit Warrants, securities issuable under the Unit Warrants (the "Unit Warrant Securities"), Additional Warrants and/or securities issuable under the Additional Warrants (the "Additional Warrant Securities") to the public without registration, the Company shall use its best efforts to:

                      (a) Make and keep public information regarding the Company available, as those terms are understood and defined in Rule 144 under the Act, at all times following the Closing Date (as hereinafter defined);

                      (b) File with the SEC in a timely manner all reports and other documents required of the Company or subsidiaries of the Company (the "Subsidiaries") under the Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act");

                      (c) So long as an Investor owns any Unit Notes, Unit Warrants, Unit Warrant Securities, Additional Warrants and/or Additional Warrant Securities, furnish to the Investor forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of Rule 144, and of the Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed as the Investor may reasonably request in availing itself of any rule or regulation of the SEC allowing the Investor to sell any such securities without registration.

               Section 1.05. CLOSING DATE. The purchase and sale of the Units will take place at one or more closings (each referred to herein as the "Closing") at the offices of Horwitz & Beam, Inc. Two Venture Plaza, Suite 350, Irvine, CA 92618 at 10:00 a.m., on a date as soon as

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practicable after all the conditions set forth in Articles V and VI hereof have been satisfied (each, a "Closing Date"), or at such other location as the Investors and the Company shall agree. It is anticipated that the initial closing shall take place on or about July 31, 2000.

               Section 1.06. DELIVERY. At the Closing, the Company shall deliver to the Investor the Unit Notes and Unit Warrants that each Investor is purchasing against payment of the purchase price therefor by check, wire transfer, or such other form of payment as shall be mutually agreed upon by such Investor and the Company. At the Closing, the Company shall also deliver to the Investors a fully executed copy of the Security Agreement and all related Closing Documents.

               Section 1.07. EXPENSES. Irrespective of whether the Closing is effected, the Company shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery, and performance of this Agreement and the transactions contemplated hereby, including without limitation, the cost of any required filings under the Act, the Exchange Act or any "blue sky" laws, rules and regulations.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

               Section 2.01. INVESTOR REPRESENTATIONS AND WARRANTIES. The Investor makes each and every one of the representations and warranties set forth in Exhibit E hereto, as if such exhibit were set forth herein in its entirety.

               Section 2.02. COMPANY REPRESENTATIONS AND WARRANTIES. The Company hereby represents, warrants and covenants to each of the Investors as follows:

               (a) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of its state of incorporation. The Company has no subsidiaries. The Company is duly qualified or licensed and in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of any properties or the character of its operations requires such qualification or licensing and where failure to so qualify would have a material effect on the Company. The Company has all requisite corporate power and authority, and all material and necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies to own or lease its properties and conduct its businesses as described in this Agreement and the Disclosure Documents (as hereinafter defined), and the Company is doing business in compliance with all such authorizations, approvals, orders, licenses, certificates and permits and all federal, state and local laws, rules and regulations concerning the business in which it is engaged except where the failure so to do business in compliance would not have a material adverse effect on the business of the Company. The disclosures herein and in the Disclosure Documents concerning the effects of federal, state and local regulation on the Company's business as currently conducted and as contemplated are correct in all material respects and do not omit to state a material fact. The Company has all corporate power and authority to enter into this Agreement, the Unit Notes, the Unit Warrants. and the Security Agreement and to carry out the provisions and conditions hereof

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and thereof, and all consents, authorizations, approvals and orders required in connection herewith and therewith have been obtained or will have been obtained prior to the Closing Date. No consent, authorization or order of, and no filing with, any court, government agency or other body is required for the issuance of the Units or any securities issuable upon conversion or in respect of the Units pursuant to this Agreement except with respect to applicable federal and state securities laws.

               (b) The authorized capital and the issued and outstanding securities of the Company are as set forth in the Company's Form 10-SB ("Form 10") as filed with the Securities and Exchange Commission ("SEC") and the Company's pending Registration Statement on Form SB-2 ("Form SB-2") (collectively, the "Disclosure Documents"). Except as described in the Disclosure Documents, and except for the transactions contemplated by this Agreement and the Units there are (A) no outstanding warrants, options or rights to subscribe for or purchase any capital stock or other securities from the Company, (B) no voting trusts or voting agreements among, or irrevocable proxies executed by, stockholders of the Company, (C) no existing rights of stockholders to require the Company to register any securities of the Company or to participate with the Company in any registration by the Company of its securities, and (D) no agreements among stockholders providing for the purchase or sale of the Company's capital stock.

               (c) This Agreement and the Exhibits hereto (if applicable) have been duly and validly authorized, executed and delivered by the Company and are valid and binding agreements of the Company, enforceable in accordance with their respective terms, except to the extent that the enforceability hereof or thereof may be limited by (A) bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (B) limitations upon the power of a court to grant specific performance or any other equitable remedy, or (C) a finding by a court of competent jurisdiction that the indemnification provisions herein are in violation of public policy. The Note Securities and the Warrant Securities have been duly authorized and, when issued in accordance with the Unit Notes or the Unit Warrants, will be validly issued, fully paid and non-assessable; the holders thereof are not and will not be subject to personal liability solely by reason of being such holders; other than as described in the Disclosure Documents, the Unit Notes, the Unit Warrants and the Warrant Securities are not and will not be subject to the preemptive rights of any stockholder of the Company; and all corporate action required to be taken for the authorization, issuance and sale of the Unit Notes, the Unit Warrants and the Warrant Securities has been duly and validly taken by the Company.

               (d) The Company has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property owned or leased by it, free and clear of all liens, claims, encumbrances, security interests and defects of any material nature whatsoever.

               (e) There is no litigation or governmental proceeding pending or threatened against, or involving the properties or business of, the Company which might materially adversely affect the value or the operation of the properties or the business of the Company,

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except as set forth in the Disclosure Documents, specifically a
Cross-Complaint by Michael Grandon against the Company.

               (f) The financial statements of the Company contained in the Disclosure Documents fairly present the financial position and the results of operations of the Company at the dates and for the periods to which they apply; and such financial statements have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved.

               (g) There has been no material adverse change in the condition or prospects for commercialization of the Company, financial or otherwise, as of the latest dates as of which such condition or prospects, respectively, are set forth in this Agreement and the Disclosure Documents; and the outstanding debt, the property and the business of the Company each conforms in all material respects to the descriptions thereof contained herein and therein.

               (h) The Unit Notes, the Unit Warrants, the Note Securities and the Warrant Securities conform in all respects to all statements in relation thereto contained herein or in the Unit Notes, the Unit Warrants or the Disclosure Documents.

               (i) The Company is not in violation of its Articles of Incorporation or By-Laws. Neither the execution and delivery of this Agreement, the Unit Notes, the Unit Warrants, or the Security Agreement, nor the issuance of the Unit Notes, the Unit Warrants, or the Warrant Securities upon conversion or in respect of the Unit Notes or the Unit Warrants, nor the consummation of any of the transactions contemplated herein or in the Unit Notes, the Unit Warrants, or the Security Agreement, nor the compliance by the Company with the terms and provisions contained herein or in the Unit Notes, the Unit Warrants, or the Security Agreement has conflicted with or will conflict with, or has resulted in or will result in a breach of, any of the terms and provisions of, or has constituted or will constitute a default under, or has resulted in or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any indenture, mortgage, deed of trust, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company is subject; nor will such action result in any violation of the provisions of the Certificate of Incorporation or the By-Laws of the Company, or any statute or any order, rule or regulation applicable to the Company of any court or of any federal, state or other regulatory authority or other government body having jurisdiction over the Company; except for any conflict, breach, default, lien, charge or encumbrance which does not have a material and adverse effect on the Company, any of its business, property or assets, or any transactions contemplated hereby or by the Unit Notes, the Unit Warrants, or the Security Agreement.

               (j) All taxes which are due and payable from the Company have been paid in full, and the Company does not have any material tax deficiency or claim outstanding, assessed or proposed against it.

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               (k) Subsequent to the dates as of which information is given in this Agreement or the Disclosure Documents, and except as may otherwise be indicated or contemplated herein or therein, the Company has not (A) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, in excess of $20,000 in the aggregate, or (B) entered into any transaction other than in the ordinary course of business, or (C) declared or paid any dividend or made any other distribution on or in respect of its capital stock.

               (l) There are no claims for service in the nature of a finder's or origination fee with respect to the sale of the securities hereunder.

               (m) The Company owns or possesses, free and clear of all liens or encumbrances and rights thereto or therein by third parties, the requisite licenses or other rights to use all trademarks, service marks, copyrights, service names, trade names, patents, patents applications and licenses necessary to conduct and material to its business (including, without limitation any such licenses or rights described herein or in the Disclosure Documents as being owned or possessed by the Company), and there is no material claim or action by any person pertaining to, or proceeding, pending or threatened, which challenges the exclusive rights of the Company with respect to any trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses used in the conduct of the Company's businesses (including, without limitation, any such licenses or rights described herein or in the Disclosure Documents as being owned or possessed by the Company); the Company's current products, services and processes do not and will not infringe on any patents currently held by third parties.

               (n) The Company is not under any obligation to pay any material royalties or fees of any kind whatsoever to any third party with respect to technology it has developed, used, employs or intends to use or employ.

               (o) Neither this Agreement nor the Unit Notes, the Unit Warrants, the Security Agreement, or the Disclosure Documents contains any untrue statement of a material fact or omits to state any material fact required to be stated herein or therein or necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. All statements of material facts herein or therein (including, without limitation, any Exhibit or Schedule hereto or thereto) are true and correct as of the date hereof and will be true and correct on the Closing Date and each additional Closing Date, if any.

               (p) The Company shall use the proceeds from the sale of the Units as described herein.

               (q) Neither the Company, nor any of its respective officers, employees or agents, nor any other person acting on behalf of the Company has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who is or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction) which (A) might subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (B) if not given in the past, might have had a materially adverse effect on the assets, business operations of the Company as reflected in any of the financial statements delivered to the Investor, or (C) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company.

               (r) The minute books of the Company contain a complete summary of all meetings and actions of the directors and stockholders of the Company since the time of its incorporation (and of any predecessor to the Company) and reflects all transactions referred to in such minutes accurately in all respects.

                                   ARTICLE III
                                 USE OF PROCEEDS

                      Section 3.01.  USE OF PROCEEDS.   The closing of this
transaction (the "Closing") shall occur immediately upon execution of this Agreement and funds shall be released to the Company as soon as practicable thereafter. The Company shall use the proceeds for legitimate business and corporate purposes.

                                   ARTICLE IV
                    CONDITIONS TO THE INVESTOR'S OBLIGATIONS

               Section 4.01. CONDITIONS. The obligation of the Investor to purchase the Units at the Closing is subject to the following conditions:

                      (a) The representations and warranties of the Company contained herein shall be true and correct in all material respects on and as of the Closing Date.

                      (b) There shall be no preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, nor any statute, rule, regulation or order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining the sale or purchase of the Units.

                      (c) At the Closing, the Investor shall be reasonably satisfied that:

                      The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of its incorporation and is duly qualified to do business and is in good standing in all jurisdictions in which the failure to so qualify would have a material adverse effect on the business of the Company. To the best knowledge of the Company, no consent, authorization or order of, and no filing with, any court, government agency or other body is required for the issuance of the Unit Notes or the Unit Warrants by the Company, or for the issuance by the Company of the underlying Warrant Securities upon conversion of the Units or such Unit Notes, exercise of such Unit Warrants or otherwise in accordance with the terms of the Agreement, the Unit Notes, the Unit
                      Warrants, or the Security Agreement, except for compliance with any applicable federal and/or state securities laws.

                      This Agreement and the Exhibits hereto have each been duly and validly authorized, executed and delivered by the Company.

                      The Unit Notes, the Unit Warrants and the Warrant Securities have been duly authorized and are, or in the case of the Warrant Securities, will be, upon the exercise of and payment therefor, validly issued, fully paid and non-assessable; all corporate action required to be taken for the authorization, issue and sale of such securities has been duly and validly taken; to the best knowledge of the Company, the Unit Notes, the Unit Warrants, and the Warrant Securities are not and will not be subject to the preemptive rights of any stockholder of the Company.

                      The authorized capital stock of the Company and the outstanding Securities of the Company are as set forth in the Disclosure Documents. There are no other securities issued and outstanding, or if such securities do exist, that such securities have been duly authorized and are non-assessable; all issued and outstanding securities of the Company have been duly authorized and validly issued and are fully paid and non-assessable. To the best knowledge of the Company other than as set forth in the Disclosure Documents, the holders thereof have no rights of rescission with respect thereto. To the best knowledge of the Company, except for transactions contemplated by the Subscription Agreement, the Unit Notes, the Unit Warrants and the Security Agreement and except as otherwise described in the Subscription Agreement, the Schedules and other documents delivered in connection therewith, there are (A) no voting trusts or agreements among, or irrevocable proxies executed by, stockholders of the Company, (B) no existing rights of stockholders to require the Company to register any securities of the Company or to participate with the Company in any registration by the Company of its securities, and (C) no outstanding warrants, options or rights to subscribe for or purchase any capital stock or other securities from the Company .

                      To the best knowledge of the Company, other than as disclosed in the Disclosure Documents, there is no litigation or government proceeding pending against, or involving the properties or business of the Company which might materially and adversely affect the value or the operation of the properties or the business of the Company.

                      Neither the execution and delivery of this Agreement nor the Exhibits hereto, nor the issue and sale of the Unit Notes, the Unit Warrants, or the Warrant Securities, nor the consummation of any of the transactions contemplated therein, nor the compliance by the Company with the terms and provisions thereof, has conflicted with or will conflict with, or has resulted in or will result in any violation of the provisions of the Certificate of Incorporation or the Bylaws of the Company, or, to the best knowledge of the Company, constituted or will constitute a default under, or has resulted in or will result in the creation or imposition of any lien, charge or encumbrance upon any material property or assets of the Company pursuant to the terms of any indenture, mortgage, deed of trust, note, loan or credit agreement known to the Company, or any other agreement or instrument evidencing an obligation for borrowed money known to the Company or any other material agreement or instrument known to the Company, to which the Company is a party or by which the Company may be bound, the violation of which would have a material adverse effect on the Company, other than as described in the Disclosure Documents.

                      (d) On or prior to the Closing Date, the Investor shall have been furnished such documents, certificates and opinions as they may reasonably require for the purpose of enabling them to review or pass upon the matters set forth herein, or in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties or conditions herein contained.

                      (e) Prior to the Closing, (i) there shall have been no material adverse change nor development involving a prospective change in the condition, prospects or the business activities, financial or otherwise, of the Company as a whole, from the latest dates as of which such condition is set forth in this Subscription Agreement and the Disclosure Documents; (ii) there shall have been no transaction, not in the ordinary course of business, entered into by the Company from the latest date as of which the financial condition of the Company is set forth in this Subscription Agreement and the Disclosure Documents which is material to the company and which has not been disclosed to the Investors in writing; (iii) the Company shall not be in default in any material respect under any provision of any instrument relating to any outstanding indebtedness; (iv) no material amount of the assets of the Company shall have been pledged or mortgaged; and (v) no action, suit or proceeding, at law or in equity, shall have been pending or threatened against the Company or affecting any of its respective properties or businesses before or by any court of federal or state commission, board or other administrative agency wherein an unfavorable decision, ruling or finding could materially adversely affect the business, operations, prospects or financial condition or income of the Company.

                                    ARTICLE V
                     CONDITIONS TO THE COMPANY'S OBLIGATIONS

               Section 5.01. CONDITIONS. The obligation of the Company to sell the Units at the Closing is subject to the following conditions:

                      (a) The representations and warranties of each of the Investors contained in Exhibit E hereto shall be true and correct in material respects on and as of the Closing Date.

                      (b) There shall be no preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, nor any statute, rule, regulation or order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining the sale or purchase of the Units.

                                   ARTICLE VI
                                 INDEMNIFICATION

               Section 6.01.  INDEMNIFICATION.

               (a) The Company hereby agrees to indemnify and hold harmless each Investor, its stockholders, directors, partners, employees, agents and each person, if any, who controls such Investor within the meaning of the Act, against any and all losses, claims, damages or liabilities to which such Investor or any such stockholder, director, partner, employee, agent or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained herein, in the Unit Notes, the Unit Warrants, in the Security Agreement, in the Disclosure Documents, or in any statement made to or in any filing with the SEC or to or with any state securities commission, bureau or office (including any amendments thereto), or arise out of or based upon the omission or alleged omission to state herein or therein a material fact required to be stated herein or therein or necessary to make the statements herein or therein not misleading (unless such statements are made or omitted in reliance upon and in conformity with written information furnished to the Company with respect to such Investor by such Investor expressly for use herein or therein or any amendment hereof or supplement hereto), or any violation by the Company of the Act or state "blue sky" laws, or any breach by the Company of its obligations, representations or warranties hereunder or under the Unit Notes, the Unit Warrants or the Security Agreement.

               (b) Each Investor hereby agrees to indemnify and hold harmless the Company and its respective stockholders, directors, employees, agents and each person, if any, who controls any of the foregoing within the meaning of the Act, against any and all losses, claims, damages or liabilities, to which the Company or any of the Company's stockholders, directors, employees, agents or controlling persons may become subject, under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any authorized written statement with respect to the offering made by the Investor, its stockholders, directors, partners, agents or employees, or any breach by such Investor of its obligations, representations or warranties hereunder.

               (c) Promptly after receipt by an indemnified party under either subparagraph (a) or (b), as the case may be, of the notice of commencement of any action covered by subparagraph (a) or (b), such indemnified party shall within five (5) business days notify the indemnifying party of the commencement thereof; the omission by one indemnified party to so notify such indemnifying party shall not relieve the indemnifying party of its obligations hereunder except to the extent such indemnifying part has been materially prejudiced by such omission, shall not relieve the indemnifying party of its obligation to indemnify any other indemnified party that has given such notice and shall not relieve the indemnifying party of any liability outside of this indemnification. In the event that any action is brought against the indemnified party, and it shall notify the indemnifying party in a timely manner, the indemnifying party will be entitled to participate in such action and, to the extent it may desire, to assume and control the defense thereof with counsel chosen by it. After notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof, the indemnifying party will not be liable to such indemnified party under such subparagraph for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof, but the indemnified party may, at its own expenses, participate in such defense by counsel chosen by it without, however, impairing the indemnifying party's control of the defense. Notwithstanding anything to the contrary contained herein, the indemnified party shall have the right to choose its own counsel and control the defense of any action, all at the reasonable expense of the indemnifying party, if (i) the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action at the expense of the indemnifying party, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to such indemnified party to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party shall have reasonably conclude that there may be defenses available to such indemnified party that differ from the defenses available to the indemnifying party (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party), in any of which events such reasonable fees and expenses of one additional counsel (for all indemnified parties) shall be borne by the indemnifying party (in the case of the investors, one additional counsel for Investor. No settlement of any action or proceeding against an indemnified party shall be made without the consent of the indemnified party, which consent shall not be unreasonably withheld.

               (d) In order to provide for just and equitable contribution under the Act in any case in which (i) any indemnified party makes a claim for indemnification pursuant to this paragraph but it is judicially determined (by entry of a final judgement or decree by a court of competent jurisdiction and the expiration of the time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact the this paragraph provides for indemnification in such case, or (ii) contribution under the Act is required on the part of any such person in circumstances for which indemnification is provided under this paragraph, then, in each such case, the relevant Investor shall contribute to the aggregate losses, claims, damages or liabilities to which it may be subject (after any contributions from others) in the same proportion as the amount of the Units purchased by such Investor pursuant to the Subscription Agreement bears to the aggregate offering of the Units, and the Company shall be responsible for the remaining portion thereof; provided, that in any such case, no person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                                   ARTICLE VII
                                     NOTICES

               Section 7.01. NOTICES. All notices provided for in this Agreement shall be in writing signed by the party giving such notice, and, except as expressly provided in Section 4.01(b) hereof, delivered personally or sent by overnight courier or messenger or sent by registered or certified mail (air mail if overseas), return receipt requested, or by telex, facsimile transmission, telegram or similar means of communication. Notices shall be deemed to have been received on the date of personal delivery, telex, facsimile transmission, telegram or similar means of communication, or if sent by overnight courier or messenger, shall be deemed to have been received on the next delivery day after deposit with the courier or messenger, or if sent by certified or registered mail, return receipt requested, shall be deemed to have been received on the third business day after the date of mailing. Notices shall be sent to the addresses set forth below:

               If to the Company:   thehealthchannel.com
                                    260 Newport Center Drive, Suite 250
                                    Newport Beach, CA  92663
                                    Facsimile No.:  949/631-2544
                                    Attn:  Thomas Lonergan, Vice President, CFO

               If to the Investor:  Laguna Pacific Partners, L.P.
                                    2801 Camino Del Rio South, Suite 311
                                    San Diego, CA 92108
                                    Facsimile No:  760-966-1296
                                    Attn:  Thomas Ehrlich

               With Copies To:      Horwitz & Beam
                                    Two Venture Plaza, Suite 350
                                    Irvine, CA  92618
                                    Facsimile No:  949/453-0300
                                    Attn:  Lawrence W. Horwitz


                                  ARTICLE VIII
                 ISSUANCE OF ADDITIONAL SECURITIES/INDEBTEDNESS

               Section 8.01. ISSUANCE OF ADDITIONAL SECURITIES/INDEBTEDNESS. Commencing with the date of the issuance of the Units and ending upon the earlier of (x) the satisfaction in full of all obligations under the Unit Notes and the sale or redemption of all of the Unit Warrants or (y) 30 days after the expiration or release of the Underwriter's Holdback with respect to the Warrant Securities (provided that the Warrant Securities have been registered and are tradeable during such 30 day period), other than disclosed in the Disclosure Documents hereof, the Company will not issue any additional securities (other than those to be issued in the underwritten public offering currently proposed by the Company) or incur any additional indebtedness (except in the ordinary course of business or in connection with leases and/or secured notes to finance equipment from third parties in arms-length transactions in the ordinary course of business) without the prior written consent of the holders of a majority of the Units.

                                   ARTICLE IX
                                  MISCELLANEOUS

               Section 9.01.

                      (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY THEREIN, WITHOUT GIVING EFFECT TO THE RULES OF CONFLICTS OF LAW.

                      (b) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                      (c) This Agreement represents the entire agreement between the parties relating to the subject matter hereof, superseding any and all prior to contemporaneous oral and prior written agreements and understandings. This Agreement may not be modified or amended nor may any right be waived except by a writing signed by the party against whom the modification or waiver is sought to be enforced.

                      (d) The warranties, representations and covenants of the Company and the Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

                      (e) The captions and headings contained herein are solely for convenience of reference and do not constitute a part of this Agreement.

                      (f) There are no finder fees or commissions owed in connection with the sale of the Units.

                      (g) Each of the Exhibits attached hereto is hereby incorporated herein as if each of such Exhibits were fully set forth herein in its entirety. Each of such Exhibits is hereby expressly made a part of this Agreement.

                      (h) The terms of the offering and of the Units may only be amended or modified by the agreement of Investors subscribing for and/or holders of a majority of the Units.

                      (i) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                      (j) The Parties hereto agree and acknowledge that Horwitz &Beam ("H&B" or "the Firm") has been representing both the Company and the Investor in connection with various legal matters. The Parties hereby give their informed consent to the Firm representing both Parties in various legal matters. The Parties hereto further acknowledge that they have been informed of the inherent conflict of interest associated with the drafting of this Agreement by H&B and waive any action they may have against H&B regarding such conflict. All parties to this Agreement have been given the opportunity to consult with counsel of their choice regarding their rights under this Agreement.

                      (k) The Parties hereto acknowledge that Strawberry Canyon Capital is a General Partner of the Investor, Laguna Pacific Partners, L.P., and that Mr. Lawrence W. Horwitz is the sole shareholder of Strawberry Canyon Capital as well as senior counsel of H&B. The Parties hereto waive any action they may have against H&B, Strawberry Canyon Capital, Laguna Pacific Partners, L.P., and Lawrence W. Horwitz, an individual, regarding such conflict.


                             SIGNATURE PAGE FOLLOWS

               IN WITNESS WHEREOF, intending to be legally bound, the parties hereto have executed this Agreement and as of the 1st day of August, 2000.

                                    COMPANY:

                                    thehealthchannel.com, Inc.
                                    a Delaware corporation


                                    /s/  Tom Lonergan
                                    ------------------------------------
                                    By:    Tom Lonergan
                                    Its:   COO

                                    INVESTOR:

                                    LAGUNA PACIFIC PARTNERS, L.P.,
                                    a Delaware limited partnership

                                    By:    THE MANHATTAN NETWORK, INC.,
                                           a California corporation
                                    Its:   General Partner

                                           /s/ Thomas Ehrlich
                                           ------------------------------------
                                           By:  Thomas Ehrlich
                                           Its:   President


                                    By:    STRAWBERRY CANYON CAPITAL, INC.
                                           a California corporation
                                    Its:   General Partner

                                           /s/  Lawrence W. Horwitz
                                           ------------------------------------
                                           By:  Lawrence W. Horwitz
                                           Its:   President

                                  EXHIBIT INDEX

Exhibit A             -      Unit Note
Exhibit B             -      Unit Warrant
Exhibit C             -      Security Agreement
Exhibit D                    Investor Representations and Warranties